U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26911

(Commission File Number)

94-3000561

(I.R.S. Employer Identification Number)

1250 Reliance Way

Fremont, California

(Address of Principal Executive Offices)

94539

(Zip Code)

(510) 668-2200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release dated July 29, 2003 announcing first fiscal quarter 2004 financial results.

ITEM 12. Results of Operations and Financial Condition

On July 29, 2003, Therma-Wave, Inc. issued a press release announcing its financial results for the first fiscal quarter ended June 29, 2003. A copy of this press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 29, 2003

Therma-Wave, Inc.

By: /s/ L. Ray Christie
Name: L. Ray Christie
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number            Exhibit Description

99.1                 Press Release dated July 29, 2003